PAYDEN FLOATING RATE FUND	Summary Prospectus

Adviser Class PYBLX	November 30, 2023

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.payden.com/prospectus. You can also get this information at no cost by calling 800-572-9336, or by sending an e-mail to payden@umb.com. The Fund’s prospectus and statement of additional information, both dated November 30, 2023, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE:

The Fund’s investment objective is to seek a high level of current income through floating rate debt instruments, with a secondary objective of long-term capital appreciation.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.55%

Other Expenses	0.31%

Distribution (12b-1) Fees	0.25%
Total Annual Fund Operating Expenses	1.11%

Fee Waiver or Expense Reimbursement[1]	0.16%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.95%

[1]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding 12b-1 Distribution Fees, Acquired Fund Fees and Expenses, interest, taxes, and extraordinary expenses) exceed 0.70%. This agreement has a one-year term ending November 30, 2024; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees. The Fund remains liable to Payden for expenses subsidized in any fiscal year up to a maximum of three years from the date of the specific waiver.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$97	$337	$596	$1,337

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 33% of the average value of its long-term holdings.

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PRINCIPAL INVESTMENT STRATEGIES:

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Under normal market conditions the Fund invests at least 80% of its total assets in income producing floating rate loans and other floating rate debt instruments. Floating rate loans are typically debt obligations with interest rates that adjust or “float” periodically, often on a daily, monthly, quarterly, or semiannual basis by reference to a base lending rate plus a premium.

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The Fund invests primarily in senior floating rate loans of domestic and foreign borrowers. The reason these loans are called “senior” is because loans are considered senior in a borrower’s capital structure in that no debt is ahead of the loans in terms of priority of payment. Where an instrument ranks in priority of payment is referred to as seniority. Based on this ranking, a corporate issuer in the event of a default will direct payments such that the senior most creditors are paid first, while the most junior equity holders are paid last. In a typical structure, senior secured and unsecured creditors will be first in right of payment, followed by subordinate bond holders, junior bondholders, preferred shareholders and common shareholders. Loans are typically senior, secured debt instruments and rank highest in the capital structure of corporations. Thus, throughout this discussion, the floating rate loans in which the Fund invests are referred to as “Senior Loans.”

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The Fund invests in Senior Loans that are syndicated loans. These loans are structured by a syndicator, such as a bank or other lender, which also markets the loans to potential investors, such as the Fund. The Fund may invest in Senior Loans in one of three ways. First, much like an initial public offering of equity securities, the Fund could be one of the initial investors in the Senior Loan and thus would invest directly as a signatory to the original loan agreement. Second, the Fund could also invest directly in the Senior Loan by assignment from an original lender. Third, the Fund may invest indirectly in the Senior Loan through a loan participation agreement.

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Under normal market conditions, the Fund invests a substantial portion of its total assets in Senior Loans and other debt instruments that are rated below investment grade. Investment grade debt securities are rated within the four highest grades by at least one Nationally Recognized Statistical Rating Organization, or are securities that the Fund’s adviser, Payden & Rygel (“Payden”), determines to be of comparable quality.

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Payden seeks to maintain broad borrower and industry diversification among the Fund’s Senior Loans. When selecting Senior Loans, Payden seeks to implement a systematic risk-weighted approach that utilizes fundamental analysis of risk/return characteristics. Senior Loans may be sold if, in Payden’s opinion, the risk-return profile deteriorates or to pursue more attractive investment opportunities.

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The Fund may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans, other floating rate debt securities, fixed income debt obligations and money market instruments. Money market holdings with a remaining maturity of less than 60 days are deemed floating rate assets.

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To the extent the Fund invests in assets that are denominated in a currency other than the U.S. dollar, the Fund may engage in foreign currency exchange contracts and other currency strategies to convert such foreign currencies into U.S. dollars to hedge against fluctuations in currency exchange rates.

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To the extent the Fund invests in fixed rate Senior Loans, other fixed rate loans or other fixed rate debt instruments, the Fund may engage in interest rate swaps in which it pays a fixed rate of interest to a counterparty and receives a floating rate of interest from the counterparty to hedge against fluctuations in interest rates. In addition, the notional amount of the Fund’s investments in interest rate swaps will be the amount that is counted toward satisfaction of the Fund’s policy of investing 80% of its total assets in floating rate loans or other floating rate debt instruments.

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The Fund may invest up to 20% of its assets in fixed rate fixed income securities in which the Fund has not entered into any interest rate swaps. Such fixed rate fixed income securities include, but are not limited to, corporate bonds, preferred securities, convertible securities, asset-backed securities, mortgage-backed securities and U.S. Government debt securities.

ª	The Fund’s investments in any floating rate and fixed income securities may be of any maturity.

ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers.

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The Fund may invest up to 30% of its total assets in collateralized loan obligations (“CLOs”). CLOs are asset-backed securities that are formed to hold and manage diversified pools of Senior Loans. These asset-backed structures issue several debt tranches that typically include at least an AAA-rated tranche, an AA-rated tranche and a BBB-rated tranche and that have rights to the collateral and payment stream, in descending order. The proceeds from the debt tranches are used to purchase the corporate loans. CLOs are usually rated by two of the three major ratings agencies and impose a series of covenant tests on the respective collateral managers, including minimum rating and industry diversification. The Fund would potentially invest in these rated debt tranches issued by the CLOs.

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To gain exposure to various markets consistent with the investment strategies of the Fund, the Fund may invest in exchange-traded funds (“ETFs”) and other investment companies, including for example, other open-end or closed-end investment companies, and including investment companies for which the Adviser provides investment management services (affiliated funds).

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

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Credit Risk. Debt instruments are also subject to credit risk. Credit risk is the risk that the issuer of a debt instrument will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt instrument’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt instruments involve lower credit risk than lower-rated debt instruments. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt instruments than for U.S. Government debt instruments.

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Senior Loans Risk. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans. Also, because Payden relies mainly on its own evaluation of the creditworthiness of borrowers, the Fund is particularly dependent on portfolio management’s analytical abilities. Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In addition, bank loans are subject to various restrictive covenants that protect the lender or investor. Loans with fewer or no restrictive covenants, “covenant light” loans, provide the issuer more flexibility and reduce investor protections in the event of a breach, and may cause the fund to experience more difficulty or delay in enforcing its right. A significant portion of bank loans are “covenant light.” Transactions in Senior Loans and other loans may settle on a delayed basis (which in some cases may be several weeks or longer). As a result, the proceeds from the sale of a loan may not be immediately available to make additional investments or to meet the Fund’s redemption obligations. Senior Loans and other loans may not be considered “securities” for certain purposes, and purchasers (such as the Fund) therefore may not be entitled to rely on the anti-fraud protections and other safeguards provided by U.S. federal securities laws.

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Below Investment Grade Credit. Below investment grade instruments are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt instruments may fluctuate more than the market prices of investment grade debt instruments and may decline more significantly in periods of general economic difficulty.

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Interest Rates. As interest rates rise, the value of fixed income investments is likely to decline. Conversely, when interest rates decline, the value of fixed income investments is likely to rise. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Investments with longer maturities typically offer higher yields, but are more sensitive to changes in interest rates than investments with shorter maturities, making them more volatile. The Fund faces a heightened risk that interest rates may rise. The negative impact on fixed income securities resulting from such rate increases could be swift and significant. In a declining interest rate environment, prepayment of loans may increase. In such circumstances, the Fund may have to reinvest the repayment proceeds at lower yields. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

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Market Events Risk. The value of the Fund’s securities may increase or decrease, rapidly or unpredictably. Some factors that may affect securities markets include changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and the global and domestic effects of a pandemic.

In particular, the COVID-19 pandemic caused disruptions in the global economy and fluctuations in global financial markets. Governments and central banks responded to the pandemic and resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools and lower interest

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rates. The unprecedented fiscal response has contributed to elevated inflation rates, which have increased substantially in comparison to pre-pandemic rates and may rise further. In response to high inflation, the Federal Reserve increased interest rates in an attempt to slow economic growth. The Federal Reserve’s tightening of monetary policy, in conjunction with inflation and other factors, has the potential of inducing an economic slowdown, but the ultimate impact of these efforts is uncertain.

Other policy and legislative changes in the United States and in other countries and other recent events have affected global markets, such as the Russian invasion of Ukraine in February 2022. In response to the invasion, the United States, along with various other countries, imposed broad economic sanctions against Russia. So far, Russia’s invasion has caused significant market disruptions and has negatively impacted global supply chains. The potential for wider conflict may result in further sanctions and economic disruptions. The extent of the impacts of the war in Ukraine may not be known for some time, but could result in in further market and supply chain disruptions, increased inflation, and slow global economic growth.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters, war, and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

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Liquidity Risk. Some investments may be difficult to purchase or sell, particularly during times of market instability, or due to adverse changes in the conditions of a particular issuer. In addition, the Fund may not receive proceeds from the sale of certain securities for an extended period of time, which in some cases could exceed several weeks or longer. The Fund will not receive sales proceeds until settlement occurs, which may constrain the Fund’s ability to meet redemption requests or other obligations. Illiquid assets may also be difficult to value. If the Fund must sell illiquid assets to meet redemption requests or other cash needs, the Fund may be unable to sell such assets at an advantageous time or price or achieve its desired level of exposure to certain market segments. Liquidity risk may result from the lack of an active market, as well as the reduced number and capacity of traditional market participants to make a market in fixed income securities, for instance, when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. Liquidity risk is likely to be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds are higher than normal.

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Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value, volatility and liquidity of these securities.

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Collateralized Loan Obligations Risk. In addition to the normal interest rate, liquidity, credit, default and other risks of debt instruments, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

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Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally driven by changes in interest rates. When interest rates increase the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of increasing interest rates on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, many mortgage-backed securities may be prepaid prior to maturity and when interest rates decline, while the value of such securities may increase, the rate of prepayment also tends to increase, which shortens the effective duration of the securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations, or that the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks.

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Derivatives. The use of derivatives can lead to losses due to: (1) adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative; (2) failure of a counterparty; or (3) tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s sensitivity to market events and to the underlying instrument. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. As noted above in the Principal Investment Strategies discussion, the Fund expects in particular to use interest rate swaps. A principal risk of interest rate swaps is that the Fund’s investment adviser could incorrectly forecast interest rates.

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Investment Company and Exchange-Traded Fund Risk. Investing in an investment company or ETF presents the risk that the investment company or ETF in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.

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Affiliated Fund Risk. When the Adviser invests Fund assets in an investment company that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in investment companies sponsored or managed by others.

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Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could adversely affect the Fund’s performance. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of the Fund’s shares may decline.

ª	Management Risk. The investment techniques and analysis used by the Fund’s portfolio managers may not produce the desired results.

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Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data, including private shareholder information, or proprietary information, cause the Fund, the Fund’s portfolio managers and/or their service providers, including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries, to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Fund’s portfolio managers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Credit Suisse Institutional Leveraged Loan BB Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other

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return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

The Adviser Class of the Fund, which is offered in this Prospectus, will begin offering its shares on November 30, 2023. The Investor Class of the Fund, which is not offered in this Prospectus, began offering its shares on November 11, 2013. In the bar chart and table below, performance results are for the Investor Class of the Fund. The Adviser Class would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the Investor Class had lower expenses, its performance was better than the performance the Adviser Class would have realized had it existed during the same period of time.

Year by Year Total Returns

The performance below is that of the Investor Class shares of the fund.

During the eight-year period, the Fund’s best quarter was 2ndQ 2020 (7.88%), and the worst quarter was 1stQ 2020 (–11.66%).

Average Annual Returns Through 12/31/22 The performance below is that of the Investor Class shares of the fund.	1 Year	5 Years	Since Inception (11/11/13)

Payden Floating Rate Fund

Before Taxes	0.28%	2.90%	3.06%

After Taxes on Distributions	–1.76%	1.25%	1.48%

After Taxes on Distributions and Sale of Fund Shares	–1.76%	1.25%	1.48%

Credit Suisse Institutional Leveraged Loan BB Index	2.58%	2.51%	3.08%

     (The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Managers. The following investment professionals, who have been employed by Payden & Rygel for the time indicated, are portfolio managers for the Fund, and they, together with a broader investment management team, manage the Fund: Nicholas Burns, Senior Vice President (8 years), Timothy Crawmer, Director (5 years), Alfred Giles, Managing Director (10 years), Jordan Lopez, Director (19 years), and Natalie Trevithick, Director (11 years).

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PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

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